UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2014

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Background

On December 21, 2004, in connection with its initial public offering, Sotherly Hotels Inc., a Maryland corporation (the “Company”), Sotherly Hotels LP, a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership” and, together with the Company and subsidiaries of the Operating Partnership, “we,” “our” and “us”) and MHI Hotels Services LLC (“MHI”) entered into a Strategic Alliance Agreement (the “SA Agreement”), wherein the Company agreed to cause its taxable REIT subsidiary that is the lessee of each of our properties to engage MHI as its exclusive manager pursuant to the terms of a Master Management Agreement (the “MMA”). MHI manages eight of our current properties pursuant to this agreement. In addition to the hotels managed under the MMA, on January 12, 2009, the entity which is the lessee of our hotel in Tampa, Florida and MHI entered into a separate management agreement; on November 13, 2013 the lessee of our hotel in Houston, Texas, which a subsidiary of the Operating Partnership acquired on that date, assumed a management agreement pursuant to which MHI had previously managed the hotel; and on March 3, 2014 the lessee of our newly acquired hotel in Atlanta, Georgia entered into a management agreement with MHI to manage that hotel (collectively referred to as the “Single Facility Management Agreements” and individually a “Single Facility Management Agreement”).

Description of New Agreements

On December 15, 2014, the Company, the Operating Partnership and MHI Hospitality TRS, LLC (the “TRS”), a subsidiary of the Operating Partnership, entered into a master agreement (the “Master Agreement”) and a series of individual hotel management agreements (each an “Hotel Management Agreement” and, together, the “Hotel Management Agreements”) with MHI to address the scheduled expiration of the MMA and the SA Agreement on December 15, 2014 and to provide for ongoing management of each of the Company’s hotels pursuant to a negotiated form of single facility management agreement, excluding the Company’s joint venture hotel in Hollywood, Florida which is managed pursuant to a separate agreement.

The Master Agreement:

•	expires on December 31, 2019, or earlier if all of the Hotel Management Agreements expire or are terminated prior to that date. The agreement will be extended beyond 2019 for such additional periods as a Hotel Management Agreement remains in effect;

•	terminates the SA Agreement as of December 15, 2014;

•	extends the term of the MMA until December 31, 2014 and provides that the MMA and the Single Facility Management Agreements will terminate as of such date and coincident with such termination the Hotel Management Agreements will come into effect;

•	requires MHI to provide dedicated executive level support pursuant to certain criteria;

•	provides a mechanism and established conditions on which the Company will offer MHI the opportunity to manage hotels acquired by the Company in the future, however the Company will not be required to offer the management of future hotels to MHI;

•	sets an incentive management fee for each of the hotels to be managed by MHI equal to 10% of the amount by which gross operating profit, as defined in the Hotel Management Agreement, for a given year exceeds the budgeted gross operating profit for such year; provided, however, that the incentive management fee payable in respect of any such year shall not exceed 0.25% of the gross revenues of the hotel included in such calculation; and

•	sets the following base management fees:

Hotel Name	2014(1)	2015-2017	2018-2019 & renewals
Hilton Wilmington Riverside	3.00%	2.65%	2.50%
Hilton Savannah DeSoto	3.00%	2.65%	2.50%
DoubleTree by Hilton Philadelphia Airport	3.00%	2.65%	2.50%
DoubleTree by Hilton Brownstone - University	3.00%	2.65%	2.50%
Sheraton Louisville Riverside	3.00%	2.65%	2.50%
Crowne Plaza Hampton Marina	3.00%	2.65%	2.50%
Crowne Plaza Tampa Westshore	3.00%	2.65%	2.50%
Crowne Plaza Jacksonville Riverfront	3.00%	2.65%	2.50%
Holiday Inn Laurel West	3.00%	2.65%	2.50%

	2014(1)	2015	2016	2017-2019 & renewals
Georgian Terrace	2.00%	2.00%	2.25%	2.50%
Crowne Plaza Houston Downtown	2.00%	2.00%	2.25%	2.50%

		Year 1	Year 2	Years 3-5 & renewals
Future Hotels		2.00%	2.25%	2.50%

(1)	The base management fees for 2014, pursuant to the MMA and Single Facility Management Agreements, are shown for reference.

Each of the Hotel Management Agreements will have a term of five years commencing January 1, 2015 and may be extended for up to two additional periods of five years subject to the approval of both parties with respect to any such extension. The agreements provide that MHI will be the sole and exclusive manager of the hotels as the agent of the lessee and at the sole cost and expense of the lessee and subject to certain operating standards. Each agreement may be terminated in connection with a sale of the related hotel. In connection with a termination upon the sale of the hotel, MHI will be entitled to receive a termination fee equal to the lesser of the management fee paid with respect to the prior twelve months or the management fees paid for that number of months prior to the closing date of the hotel sale equal to the number of months remaining on the current term of the Hotel Management Agreement. No sale termination fee will be payable in the event the Company elects to provide MHI with the opportunity to manage another comparable hotel and MHI is not precluded from accepting such opportunity. MHI is required to qualify as an eligible independent contractor in order to permit the Company to continue to operate as a real estate investment trust.

MHI is majority-owned and controlled by the Company’s chief executive officer, its former chief financial officer, a current member of its board of directors and a former member of its board of directors. As of September 30, 2014, the members of MHI owned approximately 11.1% of the Company’s outstanding common stock and approximately 1,642,958 Operating Partnership units.

A copy of the Master Agreement is attached hereto as Exhibit 10.52 and is incorporated herein by reference as though it were fully set forth herein. The foregoing summary description of the Master Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Master Agreement.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.52	Master Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP, MHI Hospitality TRS, LLC and MHI Hotels Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 19, 2014

SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

Exhibit List

10.52	Master Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP, MHI Hospitality TRS, LLC and MHI Hotels Services LLC.